UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

Floridian Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53589	20-4539279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Timacuan Boulevard, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (407) 321-3233

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLORIDIAN FINANCIAL GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Floridian Financial Group, Inc. (the “Registrant”) was held on April 19, 2012. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted upon at this Annual Meeting.

1.	The following director was elected for a term to expire at the 2013 annual meeting and until his successors are elected and qualified. Mr. McCauley was an incumbent director appointed by the board of directors of the Registrant in 2011 to fill a vacancy. No other person was nominated, and Mr. McCauley was elected. The number of votes cast were as follows:

	For	Withheld	Broker Non-Votes
Jerome P. McCauley	3,060,358	372,280	-

2.	The following directors were elected for a term to expire at the 2015 annual meeting and until their successors are elected and qualified. Each nominee was an incumbent director. Messrs. Dunn and Heebner were appointed by the board of directors of the Registrant in 2011 to fill vacancies. No other person was nominated, and each nominee was elected. The number of votes cast were as follows:

	For	Withheld	Broker Non-Votes
Thomas H. Dargan, Jr.	3,046,358	386,280	-
Richard M. Dunn	3,060,358	372,280	-
Peter B. Heebner	3,059,358	373,280	-

3.	Shareholders ratified the action of the Audit Committee in selecting and appointing McGladrey & Pullen LLP as the Registrant’s independent auditors for the fiscal year ending December 31, 2012. The number of votes cast were as follows:

For	Against	Abstention
3,164,999	104,346	163,293

Item 8.01. Other Events

On April 19, 2012, the Registrant’s board of directors voted in favor of deregistering the Registrant’s common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). On April 23, 2012, the Registrant filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to effect such deregistration. The deregistration will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the date of filing the Form 15. A press release issued by the Registrant announcing the deregistration is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 23, 2012, announcing the deregistration of Floridian Financial Group, Inc.’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDIAN FINANCIAL GROUP, INC.

Date:	April 23, 2012	By:	/s/ Thomas H. Dargan, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 23, 2012, announcing the deregistration of Floridian Financial Group, Inc.’s common stock.